                                                                    EXHIBIT 99.1

                             RACING CHAMPIONS, INC.

                                CREDIT AGREEMENT

                                 AMENDMENT NO. 3

         This Agreement, dated as of June 11, 1998 (this "Agreement"), is among Racing Champions Corporation, a Delaware corporation, the Subsidiaries of Racing Champions Corporation set forth on the signature pages hereto, including Racing Champions, Inc., an Illinois corporation, the Lenders under the Credit Agreement (as defined below) and BankBoston, N.A., as Agent for itself and such Lenders. The parties agree as follows:

         1. Credit Agreement: Definitions. This Agreement amends the Amended and Restated Credit Agreement dated as of June 17, 1997 among the parties hereto (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

         2. Amendment of Credit Agreement. Effective upon the date all the conditions set forth in Section 4 hereof are satisfied (the "Amendment Date"), which conditions must be satisfied no later than June 30, 1998, the Credit Agreement is amended as follows:

                  2.1. Amendment of Recitals. The Recitals of the Credit Agreement are amended and restated to read in their entirety as follows:

                           "Recitals: Pursuant to this Agreement, the Lenders
                  are extending to the Borrower a $12,000,000 revolving credit facility, including a $1,500,000 Letter of Credit facility, and a $25,000,000 term loan facility. All credit facilities mature on June 30, 2003. These credit facilities are guaranteed by the Company and the Company's Domestic Subsidiaries and are secured by liens on substantially all the assets (including stock of Subsidiaries) of the Company and its Domestic Subsidiaries."

                  2.2. Amendment of Section 1.70. The definition of "Final Maturity Date" in Section 1.70 of the Credit Agreement is amended to read in its entirety as follows:

                                    "1.70.  "Final Maturity Date" means June 30,
                                            2003."

                  2.3. Amendment of Section 2.1.2. Section 2.1.2 of the Credit Agreement is amended so that clause (a)(i) thereof reads in its entirety as follows:

                                    "(a)(i) $12,000,000 minus "

                  2.4. Amendment of Section 4.2. Section 4.2 of the Credit Agreement is amended to read in its entirety as follows:

                           "4.2. Scheduled Required Prepayments. On the last
                  Banking Day of September 1998 and on each Payment Date thereafter and on the Final Maturity Date, the Borrower will pay to the Agent for the account of the Lenders as a prepayment of the Term Loan the lesser of (a) the amount set forth in the table below for such date or (b) the amount of the Term Loan then outstanding.

                           Payment Date                             Amount
                           ------------                             ------

                  September 1998 through June 1999                $1,000,000
                  September 1999 through June 2000                $1,125,000
                  September 2000 through June 2001                $1,250,000
                  September 2001 through June 2002                $1,375,000
                  September 2002 through Final Maturity Date      $1,500,000"

                  2.5. Amendment of Section 4.6.1. Section 4.6.1 of the Credit Agreement is amended by changing the references to "Section 4.2.1" therein to "Section 4.2" .

                  2.6. Amendment of Section 6.9. Section 6.9 of the Credit Agreement is amended by adding at the end thereof a new Section 6.9.12 to read in its entirety as follows:

                           "6.9.12. So long as immediately before and after
                  giving effect thereto no Default exists, the Company may acquire Wheels Sports Group, Inc. through a reverse subsidiary merger for aggregate consideration consisting of common stock of the Company and the repayment of not more than $14,000,000 of Financing Debt; provided, however, that promptly after such merger Wheels Sports Group, Inc. and its Subsidiaries (a) shall become party to this Agreement, the Guarantee and Security Agreement and the other applicable Credit Documents as Guarantors and Obligors and (b) shall take all steps reasonably requested by the Agent to grant to the Agent, and to perfect, a security interest in all their assets to secure the Credit Obligations."

                  2.7. Amendment of Exhibit 10.1. Exhibit 10.1 of the Credit Agreement is amended to read in its entirety as set forth in Exhibit
         10.1 hereto.

         3. Representations and Warranties. Each of the Company and such of its Subsidiaries as are party hereto jointly and severally represents and warrants as follows:

                  3.1. Legal Existence, Organization. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, with all power and authority, corporate, partnership or otherwise, necessary
         (a) to enter into and perform this Agreement and the Amended Credit Agreement and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and the Subsidiaries has taken all corporate, partnership or other action required to make the provisions of this Agreement and the Amended Credit Agreement the valid and enforceable obligations they purport to be.

                  3.2. Enforceability. Each of the Company and its Subsidiaries has duly authorized, executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of each of the Company and the Subsidiaries and is enforceable against the Company and its Subsidiaries in accordance with its terms.

                  3.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

                  (a) any breach or termination of any agreement, instrument, deed or lease to which the Company or any of its Subsidiaries is a party or by which it is bound, or of the Charter or By-laws of the Company or any of its Subsidiaries;

                  (b) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its Subsidiaries;

                  (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Company or any of its Subsidiaries; or

                  (d) any redemption, retirement or other repurchase obligation of the Company or any of its Subsidiaries under any Charter, By-law, agreement, instrument, deed or lease.

         No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

                  3.4. Defaults. Immediately before and after giving effect to the amendments set forth in Section 2 hereof, no Default will exist.

                  3.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 7 of the Amended Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof.

         4. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions, which conditions must be satisfied prior to June 30, 1998 or this Agreement shall terminate:

                  4.1. Replacement Notes. The Borrower shall have duly authorized, executed and delivered to each Lender replacement Notes reflecting the Commitment amounts under the Amended Credit Agreement, whereupon the existing Notes shall be automatically terminated and of no further force or effect.

                  4.2. Legal Opinion. The Lenders shall have received from Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., special counsel to the Company, their opinion with respect to the transactions contemplated by this Agreement, which opinion shall be in form and substance satisfactory to the Lenders. The Company authorizes and directs its special counsel to furnish the foregoing opinion.

                  4.3. Officer's Certificate. The representations and warranties of the Company and its Subsidiaries set forth or incorporated by reference herein shall be true and correct as of the Amendment Date as if originally made on and as of the Amendment Date; no Default shall have occurred on or prior to the Amendment Date or hereby; and the Agent shall have received a certificate to these effects signed by a Financial Officer in the event the Amendment Date occurs after the date hereof.

                  4.4. Proper Proceedings. This Agreement, each other Credit Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary proceedings of each Obligor and any of their respective Affiliates party thereto. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person with respect to any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect. The Agent shall have received copies of all documents, including certificates, records of corporate and partnership proceedings and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate, partnership or governmental authorities.

                  4.5. Payment of Fees. The Company shall have paid to the Agent an upfront fee equal to $30,875 and all legal fees and expenses of the Agent's counsel for which statements have been delivered on or prior to the Amendment Date.

         5. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


                                             RACING CHAMPIONS CORPORATION


                                             By     /s/ Robert E. Dods
                                               ---------------------------------
                                                    Title:   President


                                             RACING CHAMPIONS, INC.


                                             By     /s/ Robert E. Dods
                                               ---------------------------------
                                                    Title:     President


                                             BANKBOSTON, N.A., for itself and as
                                                Agent under the Credit Agreement


                                             By     /s/ C. Andrew Picullel
                                               ---------------------------------
                                                    Title:     Vice President


                                             LASALLE NATIONAL BANK

                                             By     /s/ A. Nicole Hagan
                                               ---------------------------------
                                                    Loan Officer


                                             SANWA BUSINESS CREDIT CORPORATION


                                             By     /s/ Stanley Kaminski
                                               ---------------------------------
                                                    Vice President


                                             NORTHERN TRUST BANK


                                             By     /s/ James W. Hock
                                               ---------------------------------
                                                    Senior Vice President

                                                                    EXHIBIT 10.1


                              PERCENTAGE INTERESTS




                                                                                                 Approximate
                                                   Principal Amount                               Aggregate
Lender                                               of Commitment                           Percentage Interest
------                                               -------------                           -------------------
                                         Revolving                      Term
                                          Credit                        Loan
                                          ------                        ----

BankBoston, N.A.                          $4,075,471.68               $8,490,565.99               33.9623%

LaSalle National Bank                      2,264,150.95                4,716,981.14               18.8679%

Sanwa Business Credit                      2,830,188.69                5,896,226.43               23.5849%
   Corporation

Northern Trust Bank                        2,830,188.69                5,896,226.43               23.5849%
                                           ------------                ------------               -------

                                         $12,000,000.00                 $25,000,000              100.0000%
                                         ==============                 ===========              =========





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